UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form 8-K/A-3

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported) March 25, 1999

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

              (State or other      (Commission        (I.R.S. Employer
                jurisdiction       File Number)      Identification No.)
              of incorporation)

                  Delaware           1-14036            43-1581814


                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6568


                                 Not Applicable
          (Former name or former address,  if changed since last report.)



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            SECOND AMENDMENT AND RESTATEMENT TO CAUTIONARY STATEMENTS
                                    FORM 8-K

                                DST SYSTEMS, INC.
ITEM 1  CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5  OTHER EVENTS
In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, DST Systems, Inc. (the "Company") is hereby amending and restating its Form 8-K dated March 15, 1996, amended and restated April 13, 1998, and August 4, 1998, setting forth certain cautionary statements identifying important factors that either individually or in combination with other factors could cause the Company's actual operating results to differ materially from those projected in forward-looking statements, whether oral or written, concerning the Company and made by, or on behalf of, the Company.

ITEM 6 RESIGNATIONS OF REGISTRANT'S DIRECTORS Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Cautionary statements for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 are attached hereto as Restated and Amended Exhibit 99.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DST Systems, Inc.


                                    /s/ Robert C. Canfield
                                    Senior Vice President, General Counsel,
                                    Secretary

Date:  March 25, 1999